Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Voting Agreement”) is entered into as of March 26, 2012, by and between OCLARO, INC., a Delaware corporation (“Parent”), and                      (“Stockholder”).

RECITALS

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of common stock of Opnext, Inc., a Delaware corporation (the “Company”).

B. Parent, Tahoe Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the “Merger Agreement”), which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the “Merger”). Capitalized terms used but not otherwise defined in this Voting Agreement have the respective meanings assigned to such terms in the Merger Agreement.

C. In the Merger, each outstanding share of common stock of the Company is to be converted into the right to receive 0.42 shares of Parent Common Stock.

D. Stockholder is entering into this Voting Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

AGREEMENT

The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Voting Agreement:

(a) “Expiration Date” shall mean the earliest of: (i) the date on which the Merger Agreement is validly terminated pursuant to Section 8 thereof; (ii) the date upon which the Merger becomes effective; (iii) the date that any amendment to or waiver of the Company’s rights under the Merger Agreement is effected without Stockholder’s consent that: (A) decreases the Exchange Ratio or otherwise decreases the value to be delivered to Stockholder upon conversion of the Subject Securities in the Merger, or extends the End Date; or (B) adversely affects Stockholder in any material respect or in any manner that does not apply in the same fashion to other stockholders of the Company; or (iv) the date that the Company effects a Company Change in Recommendation, solely if such Company Change in Recommendation is made pursuant to Section 5.2(c)(i) of the Merger Agreement.

(b) Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

(c) “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants, restricted stock units, stock appreciation rights and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Voting Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants, restricted stock units, stock appreciation rights and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership prior to the Expiration Date.

(d) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, prior to the Expiration Date, Stockholder shall not, directly or indirectly, cause any Transfer of any of the Subject Securities to be effected; provided, however, that nothing contained in this Voting Agreement will be deemed to restrict the ability of Stockholder to exercise any Company Options held by Stockholder prior to the Expiration Date.

2.2 Restriction on Transfer of Voting Rights. Prior to the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted that is inconsistent with this Voting Agreement, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual: (i) to any member of Stockholder’s immediate family; or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family; or (ii) upon the death of Stockholder; (b) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; (c) if Stockholder is a corporation, to any wholly-owned subsidiary or any other affiliate of Stockholder; provided, however, that a transfer referred to in clause “(a)” or clause “(b)” or clause “(c)” of this Section 2.3 shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Voting Agreement; or (d) pursuant to any Rule 10b5-1 plan in effect as of the date of this Voting Agreement.

SECTION 3. VOTING OF SHARES

3.1 Voting Covenant. Stockholder hereby agrees that, prior to the Expiration Date, at any meeting of the stockholders of the Company called with respect to any of the following matters, however called, and in any written action by consent of stockholders of the Company with respect to any of the following matters, unless otherwise directed in writing by Parent, Stockholder shall vote or shall cause to be voted any issued and outstanding shares of Company Common Stock Owned by Stockholder as of the record date with respect to such meeting or consent:

(a) in favor of the adoption of the Merger Agreement; and

(b) against any Acquisition Proposal or any Acquisition Transaction with respect to an Opnext Corporation.

2.

Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)” or clause “(b)” of the preceding sentence.

3.2 PROXY.

(a) If Stockholder fails to comply with the provisions of Section 3.1, Stockholder agrees that such failure shall result, without any further action by such Stockholder and effective as of the date of any such failure, in the appointment of Parent and each of its executive officers, from and after the date of determination of such failure until the Expiration Date, as Stockholder’s attorney, agent and proxy, with full power of substitution, to vote and otherwise act with respect to all of the Subject Securities, at any meeting of the stockholders of the Company called with respect to the matters specified in Section 3.1 hereof, however called, and in any action by consent of the stockholders of the Company with respect to any such matters, solely on the matters specified in Section 3.1 hereof. This power of attorney and proxy is irrevocable and coupled with an interest. Stockholder hereby revokes any and all previous proxies granted that may conflict or be inconsistent with the matters set forth in Section 3.1.

(b) Stockholder shall not enter into any tender, voting or other agreement, or grant a proxy or power of attorney, with respect to the Subject Securities that is inconsistent with this Voting Agreement or otherwise take any other action with respect to the Subject Securities that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

4.1 Authorization, etc. Stockholder has the power, authority and capacity to execute and deliver this Voting Agreement and to perform Stockholder’s obligations hereunder. This Voting Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Voting Agreement by Parent, constitutes legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

4.2 No Conflicts or Consents.

(a) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not: (i) conflict with or violate any Legal Requirement or Order applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates or properties is or may be bound or affected that would in any way restrict, limit, or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby.

(b) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not, require any Consent of any Person.

3.

4.3 Title to Securities. As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any Encumbrances) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Stockholder holds (free and clear of any Encumbrances) the options, warrants, restricted stock units, stock appreciation rights and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant, restricted stock unit, stock appreciation right or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants, restricted stock units, stock appreciation rights and other rights set forth on the signature page hereof.

4.4 Accuracy of Representations. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement.

SECTION 5. MISCELLANEOUS

5.1 Stockholder Information. Stockholder hereby agrees to permit Parent, the Company and Merger Sub to publish and disclose in the Form S-4 Registration Statement and the Joint Proxy Statement/Prospectus Stockholder’s identity and ownership of shares of Company Common Stock and the nature of Stockholder’s commitments, arrangements and understandings under this Voting Agreement.

5.2 Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Voting Agreement.

5.3 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

5.4 Notices. Any notice or other communication under this Voting Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by nationally recognized overnight air courier (such as Federal Express), one business day after mailing; (c) if sent by facsimile transmission before 5:00 p.m., when transmitted and receipt is confirmed; (d) if sent by facsimile transmission after 5:00 p.m. and receipt is confirmed, on the following business day; and (e) if otherwise actually personally delivered, when delivered, provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Voting Agreement:

if to Stockholder:

at the address set forth on the signature page hereof; and

if to Parent:

Oclaro

2584 Junction Ave

San Jose, CA 95134

Attention: Chief Executive Officer and General Counsel

Facsimile: (408) 904-4913

4.

5.5 Severability. Any term or provision of this Voting Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Voting Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Upon such determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

5.6 Entire Agreement. This Voting Agreement and any other documents delivered by the parties to each other in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

5.7 Amendments. This Voting Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

5.8 Assignment; Binding Effect; No Third Party Rights. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

5.9 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.10, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.

5.10 Attorneys’ Fees. If any Legal Proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

5.11 Non-Exclusivity. The rights and remedies of Parent under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

5.12 Governing Law; Jurisdiction; Waiver of Jury Trial. This Voting Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Voting Agreement or any of the transactions contemplated by this Voting Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware; (b) irrevocably waives the right to trial by jury; and (c) irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepared, to the address at which Stockholder or Parent, as the case may be, is to receive notice in accordance with Section 5.5.

5.13 Counterparts; Exchanges by Facsimile or Other Electronic Delivery. This Voting Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but both such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Voting Agreement (in counterparts or otherwise) by facsimile or other electronic transmission shall be sufficient to bind the parties to the terms and conditions of this Voting Agreement.

5.14 Captions. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

5.15 Waiver. Subject to the remainder of this Section 5.16, at any time prior to the Expiration Date, any party hereto may: (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Voting Agreement; (b) waive any inaccuracy in or breach of any representation, warranty, covenant or obligation of the other party in this Voting Agreement or in any document delivered pursuant to this Voting Agreement; and (iii) waive compliance with any covenant, obligation or condition for the benefit of such party contained in this Voting Agreement. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Voting Agreement, or any power, right, privilege or remedy of Parent under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

6.

5.16 Independence of Obligations. The covenants and obligations of Stockholder set forth in this Voting Agreement shall be construed as independent of any other Contract between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this Voting Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Voting Agreement.

5.17 Other Capacities. Notwithstanding any provision of this Voting Agreement to the contrary, nothing in this Voting Agreement shall limit or restrict Stockholder or any of its directors, officers, employees or other representatives or affiliates from acting in Stockholder’s or such person’s capacity as a director or officer of the Company (it being understood that this Voting Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of the Company).

5.18 Termination. Unless earlier terminated, this Voting Agreement shall terminate upon the Expiration Date, and thereupon shall be null and void and of no effect.

5.19 Construction.

(a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

(c) As used in this Voting Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Voting Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

[Remainder of page intentionally left blank.]

7.

IN WITNESS WHEREOF, Parent and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

OCLARO, INC.

By

Title

STOCKHOLDER

Signature

Printed Name

Address:

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Signature Page to Voting Agreement